UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

The Patent License Agreement (the “Agreement”) dated February 25, 2021, between SINTX Technologies, Inc. (the “Company” or “SINTX”) and O2 Design, Inc. (“O2 Design”) terminated effective November 3, 2021. On August 5, 2021, SINTX delivered a Notice of Default to O2 Design for failure to perform material covenants, conditions and undertakings required under the Agreement. The Agreement provided for a ninety (90) day period to cure the default. The ninety (90) cure period expired November 3, 2021, and the default has not been cured. Accordingly, the Agreement terminated in accordance with its terms.

Under the terms of the Agreement, the Company had granted O2 Design an exclusive world-wide license under certain of the Company’s patents to make, use, and sell face masks and mask filters incorporating the Company’s proprietary silicon nitride materials for the purpose of enhancing the anti-viral properties of the face masks and mask filters, in partial consideration of an upfront fee by O2 Design, royalties on the sale of face masks and mask filters incorporating silicon nitride materials and potential performance-based milestone payments. The Agreement also provided that the Company would be the exclusive supplier of silicon nitride to O2 Design. All rights granted to O2 Design have reverted back to the Company. There were no early termination penalties associated with the termination.

Item 7.01 Regulation FD Disclosure.

On November 5, 2021, the Company issued a press release with respect to the termination of the patent license agreement with O2 Design, Inc. A copy of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of SINTX Technologies, Inc. dated November 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX Technologies, Inc.

Date:	November 5, 2021	By:	/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer